UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2007

DEJA FOODS, INC
(Exact name of Registrant as specified in charter)

Nevada	333-124016	05-0581183
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17641 Vanowen Street
Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 758-6500

16501 Ventura Boulevard, Suite 601
Encino, CA 91436
(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On August 14, 2006 the registrant filed a voluntary petition under Chapter 11 of the US Bankruptcy Code, filed in the US Bankruptcy Court for the Central District of California, San Fernando Valley Division, bankruptcy case number SV 06-11351-KT.  The registrant has been managing its affairs as a debtor in possession.

On October 4, 2007 the registrant appeared in the United States Bankruptcy Court to present combined disclosure statements of Deja Foods, Inc. and M&L Wholesale Foods describing their Chapter 11 plan of reorganization.  This joint reorganization plan under which creditors of the Debtors will receive free trading stock in two reorganized and recapitalized companies in exchange for their debt was approved by the court.  The companies currently have no assets of any appreciable value and creditors would receive nothing in the event of a liquidation of the Debtors.  Under the Plan upon confirmation, the reorganized debtors will acquire intellectual property, operating capital, an operating business and other assets of value.

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

 In conjunction with the filing on August 14, 2006 and the subsequent scheduled presentation of combined disclosure statements of Deja Foods, Inc. and M&L Wholesale Foods describing their Chapter 11 plan of reorganization, the following changes in principal officers and directors have taken place as indicated.

On August 9, 2006, Myron D. Stoltzfus, Sr. resigned as an officer and director of the registrant.

On August 13, 2006, Rick Saperstein resigned as chief financial officer of the registrant.  Mr. Saperstein remains with the registrant as finance manager.

On August 14, 2006, David Fox, president and chief executive officer of the registrant was appointed chief financial officer.

On August 17, 2006  Bill Foltz, Gary Cohen, Larry Kosmont, and Craig B Cooper  resigned as directors of the registrant.

 There were no disagreements with any of these individuals on any matter relating to the registrant's operations, policies or practices.  No correspondence regarding the circumstances surrounding the resignations was received from any of the individuals.

On October 1, Greg Perlman agreed to serve as non-executive chairman of the board of directors of Deja Foods, Inc

On October 1, 2007, the Registrant appointed Barry S. Baer as Chief Financial Officer. Colonel Baer is a retired U.S. Army Colonel and a CPA. Colonel Baer’s military service from 1965 to 1992 includes commanding an Armored Cavalry troop in Vietnam, Director of Accounting Systems for the US Army, Commander of the 18th Finance Group during Operation Desert Storm in the First Gulf War and Deputy Chief of Staff for Resource Management for the Army Material Command. His professional career includes serving as Director of Public Works for the City of Indianapolis from 1992 to 1993 and as Vice President and Chief Operating Officer from 1993 to 2000 for Pharmaceutical Corporation of America. Subsequently from 2000 to 2001, Colonel Baer served as the Executive Vice President and Chief Financial Officer for Apex Industries, a sheet metal product fabrication and installation firm. From 2002 to 2003, he served as Executive Vice President and Chief Financial Officer for Obsidian Enterprises, Inc., a publicly-traded holding company. Since 2003, Colonel Baer has served as a Consultant and Chief Financial Officer for Max Katz Bag Company, a privately-held plastics manufacturer. In 2006, he also became Chief Financial Officer of Ecotality, Inc., a publicly-traded renewable energy development stage company.

Colonel Baer replaces David Fox, who previously served as CFO and remains as the Registrant’s corporate CEO, President and Secretary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEJA FOODS, INC
(Registrant)

Signature	Title	Date

/s/ David Fox	President and CEO	October 5, 2007
David Fox

/s/ David Fox	Secretary	October 5, 2007
David

/s/ Barry S Baer	Chief Financial Officer	October 5, 2007
Barry S Baer

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